DEFINED CONTRIBUTION PLAN	12 Months Ended
Dec. 31, 2025
DEFINED CONTRIBUTION PLAN
DEFINED CONTRIBUTION PLAN

24.DEFINED CONTRIBUTION PLAN

Full-time employees of the Group in the PRC are entitled to welfare benefits including pension insurance, medical insurance, unemployment insurance, maternity insurance, on-the-job injury insurance, and housing fund plans through a PRC government-mandated defined contribution plan. Chinese labor regulations require that the Group makes contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions. Total contributions by the Group for such employee benefits were RMB220,013 thousand, RMB237,452 thousand and RMB 240,318 thousand for the years ended December 31, 2023, 2024 and 2025, respectively.

For the employees in Hong Kong, the Group pays contributions to publicly or privately administered pension insurance plans on a mandatory, contractual basis. The Group has no further payment obligations once the contributions have been paid. The contributions are recognized as employee benefit expense when they are due. Prepaid contributions are recognized as an asset to the extent that a cash refund or a reduction in the future payments is available. Included in employee compensation and benefits expenses in the consolidated statements of comprehensive income were HK$3,345 thousand, HK$4,789 thousand and HK$8,236 thousand of plan contributions for the years ended December 31, 2023, 2024 and 2025, respectively.